EXHIBIT 32.B
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2007, of Colorado Interstate Gas Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Sult, Senior Vice President, Chief Financial Officer and Controller, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN R. SULT

John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

November 5, 2007
A signed original of this written statement required by Section 906 has been provided to Colorado Interstate Gas Company and will be retained by Colorado Interstate Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.